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                                                                Exhibit 10.35


                    SHARE APPRECIATION RIGHT AWARD AGREEMENT

(A)  Employee:
               ------------------

(B)  Grant Date: February 1, 1998

(C)  SARs:
               ------------------

     U.S.I. Holdings Corporation (the "Company") has granted ("the "Employee") an incentive award (the "Award") of the number of share appreciation rights shown in item (C) above (the "SARs"), in connection with his employment by USI INSURANCE SERVICES CORP. or one of its affiliates (the "Employer"). This Award is subject to the terms and conditions set forth in this Agreement.

     The details of the Award are as follows:

          1. Definitions. As used in this Agreement, the following terms shall
             -----------
have the meanings set forth below:

               "Affiliate" means, as to any Person, any other Person directly or
                ---------
indirectly Controlling, Controlled by or under direct or indirect common Control with such Person.

               "Agreement" means this Share Appreciation Right Award Agreement.
                ---------

               "Base Reference Value" means, as to each SAR, $     .
                --------------------                          -----

               "Cause" shall have the meaning set forth in Employee's employment
                -----
agreement with Employer or one of its affiliates. To the extent Employee is not under an employment agreement, cause shall have the meaning set forth in Employer's Employee Policy Manual.

               "Common Stock" means the common stock of the Company, par value
                ------------
$.01 per share.

               "Control" means the possession, directly or indirectly, of the
                -------
power to direct or cause the direction of the management and policies of a Person, whether through the ownership of securities, partnership interests or by contract, assignment or otherwise. The terms "Controlling" and "Controlled" shall have meanings correlative to the foregoing.

               "Disability" means that Employee is incapacitated or disabled by
                ----------
reason of illness or physical or mental disability from performing his duties for either (i) one continuous period of six months or (ii) a total of seven months out of any twelve consecutive months, following 30 days' written notice to Employee to that effect. The initial determination of Employee's incapacity or disability shall be made by Employee's regular treating physician. If

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Employer disagrees with the conclusion of said physician, it may engage a second physician to examine Employee. If these physicians disagree, then the parties shall select a third physician, to examine Employee, in which event their majority opinion shall be conclusive.

               "Fair Market Value" means, with respect to Common Stock, (i) if
                -----------------
any Common Stock constitute Public Stock, the average of the high and low closing (or last) sale prices for the five business days preceding the date of determination thereof, as reported on a national securities exchange or on NASDAQ or other similar national overcounter market, and (ii) if no Common Stock are Public Stock, the fair market value of such Common Stock (determined without discount for the lack of a public market for the Common Stock, any restrictions on resale of the Common Stock under state or federal securities laws or the Company's shareholders' agreement and any minority discount) shall be either (A) the value set by the Board of Directors of the Company as the fair market value of its Common Stock from time to time and as in effect on the date giving rise to the determination of value, which value per share was determined for an independent business purpose within six months of the date of determination, or
(B) if the Board of Directors has not made a determination of value as provided in (A), the value of such Common Stock as determined by an Independent Appraiser selected by the Company.

               "Independent" means, at any time as to any Person, that such
                -----------
Person is not an Affiliate or an employee of the Company or the Employee or of any Affiliate of either thereof.

               "Independent Appraiser" means a Person having at least 10 years'
                ---------------------
experience in appraising stocks, bonds or similar instruments (which Person may be an investment bank) and which is Independent.

               "Person" means any individual, corporation, partnership, joint
                ------
venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

               "Public Stock" means any shares of Common Stock that is listed on
                ------------
a national securities exchange or that has been accepted for inclusion in NASDAQ or any similar national over-the-counter market.

               "Qualification Event" means the occurrence of (i) the sale of all
                -------------------
or substantially all of the assets of the Company to a Person that is not an Affiliate of the Company or of any stockholder of the Company as of the date of this Agreement or (ii) the sale of more than fifty percent (50%) of the Common Stock on a fully-diluted basis (assuming conversion or exercise of all outstanding securities convertible into Common Stock and other rights to acquire Common Stock) to a Person that is not an Affiliate of the Company or of any stockholder of the Company as of the date of this Agreement, or (iii) the consummation of an offering to the public by the Company of its Common Stock.

               "Qualified SARs" means, at any time, SARs as to which the
                --------------
Employee is entitled to retain the economic benefits of ownership, as determined pursuant to subsection 6(a)

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of this Agreement.

               "Unqualified SARs" means, at any time, all SARs that are not
                ----------------
Qualified SARs at such time.

               "USI Companies" means the Company, its subsidiaries (including
                -------------
Employer, its Affiliates, and any of their successors or assigns).

          2. Acquisition of SARs.
             -------------------

               a. Grant of SARs. The Company hereby grants the SARS to the
                  -------------
Employee. Upon exercise, as provided in Section 2(b) below, each SAR shall entitle the Employee to receive, in the manner described in Section 2(c) below, the excess, if any, of (i) the Fair Market Value of one share of Common Stock at the Exercise Date (as hereinafter defined), over (ii) the Base Reference Value (the "Exercise Value").

               b. Manner of Exercise. Upon the earlier of a Qualification Event
                  ------------------
or as otherwise provided in Section 6 hereof in the event of the Employee's termination of employment (such date referred to as the "Exercise Date"), the SARs shall be exercised and the Company shall pay to the Employee, in the manner described in Section 2(c) below, the product of (i) the Exercise Value, and (ii) the number of SARs that are Qualified SARs at such Exercise Date (the "Settlement Amount").

               c. Form of Consideration; Manner of Settlement. The Settlement
                  -------------------------------------------
Amount shall be paid to the Employee in the following manner, less an amount sufficient to satisfy any federal, state and/or local withholding tax requirements:

                    (i) in the case of a Qualification Event, then in cash within ninety (90) days of the Exercise Date, or, at the Company's sole option, in such mix of consideration and in such proportions as would be payable to a holder of the Company's Common Stock (on a per share basis) upon such Qualification Event, it being understood and agreed that the Employee shall take such actions and provide such documentation as shall be reasonably requested by counsel to the Company to effect such a settlement;

                    (ii) in the case of Qualification Event resulting from the consummation of an offering to the public by the Company of its Common Stock then in shares of Common Stock based upon their Fair Market Value at the Exercise Date for up to fifty percent (50%) of the Settlement Amount, and the balance in cash, within ninety (90) days of the Exercise Date;

                    (iii) in the case of termination of Employee's employment as described in Section 6 hereof, then, at the sole option of the Company, either in cash within ninety (90) days of the Exercise Date, or in quarterly installments over a period not greater than three (3) years, with interest accruing at the Applicable Federal Interest Rate (determined under the Internal Revenue Code of 1986, as amended).

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               d. Blue Sky Compliance. Each of the Company and the Employee
                  -------------------
shall comply with all state or foreign securities or "blue sky" laws which might be applicable to the grant of the Common Stock to the Employee hereunder. In no event may any Common Stock be issued to the Employee unless such laws have been complied with to the satisfaction of counsel to the Company.

          3. Representations and Warranties and Other Agreements of the
             ----------------------------------------------------------
Employee.
--------

               a. Representations and Warranties. The Employee represents and
                  ------------------------------
warrants with respect to himself or herself and the SARs that:

                    (i) He or she is acquiring the SARs for investment for his or her own account and not as an agent or nominee for any other person.

                    (ii) He or she will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of any SARs (each such action, a "Transfer") unless (A) such Transfer complies with the provisions of this Agreement and the Plan, (B) either (1) the Transfer is pursuant to an effective registration statement under the Securities Act of 1933, as amended, and the rules and regulations in effect thereunder (the "Act") or (2) he or she shall have furnished the Company with an opinion of counsel, which opinion of counsel shall be reasonably satisfactory to the Company, to the effect that no such registration is required because of the availability of an exemption from registration under the Act, and (C) such Transfer shall be in compliance with any applicable state or foreign securities or "blue sky" laws.

                    (iii) He or she has been advised by the Company that: (A) neither the offer nor sale of any SARs has been registered under the Act or any state or foreign securities or "blue sky" laws; (B) the SARs are characterized as a "restricted security" under the Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that the SARs must be held indefinitely and he or she must continue to bear the economic risk of the investment in the SARs unless the offer and sale of the SARs is subsequently registered under the Act or an exemption from such registration is available and all applicable state or foreign securities or "blue sky" laws are complied with; (C) it is not anticipated that there will be any public market for the SARs in the foreseeable future; (D) Rule 144 promulgated under the Act is not presently available with respect to the offers or sales of any securities of the Company, and the Company has made no covenant to make such Rule available nor has it made any covenants with respect to other rules by which offers or sales may be made; (E) when and if the SARs may be disposed of without registration under the Act in reliance on Rule 144, such disposition may be made only in limited amounts in accordance with the terms and conditions of such Rule; and (F) if the Rule 144 exemption is not available, public offer or sale of any SARs without registration will require the availability of another exemption under the Act.

                    (iv) In the event that the Employee receives shares of Common Stock pursuant to Section 2(c)(ii) of this Agreement, the Employee shall make such representations and provide such information and documentation as counsel to the Company may

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request in order to allow the Company to discharge its responsibilities under federal and state securities laws, and the Employee shall execute such documents, including a joinder to the Company's shareholders' agreement, as are requested by counsel to the Company.

          4. No Rights as a Shareholder.
             --------------------------

          Nothing in this Agreement will confer any rights upon the Employee as a shareholder, including with respect to voting rights or rights to receive dividends.

          5. No Employment or Consulting Contract.
             ------------------------------------

          Nothing in this Agreement will confer upon the Employee any right to continue in the employ or service of any USI Company for any period of time.

          6. Qualification of SARs; Cancellation and Early Exercise of SARs
             --------------------------------------------------------------

               a. Qualification of SARs. The Employee acknowledges that the SARs
                  ---------------------
are to be issued to the Employee in consideration for future services to be provided by the Employee to Employer. Accordingly, the Employee's rights to retain the economic benefits of the SARs shall mature over time on a cumulative basis at various measurement dates, as follows: (i) as of February 1, 1999, the Employee shall have the right to retain the economic benefits of a number of SARs equal to twenty percent (20%) of the SARs at Measurement; (ii) as of February 1, 2000, the Employee shall have the right to retain the economic benefits of a number of SARs equal to forty percent (40%) of the SARs; (iii) as of February 1, 2001, the Employee shall have the right to retain the economic benefits of a number of SARs equal to sixty percent (60%) of the SARs; (iv) as of February 1, 2002, the Employee shall have the right to retain the economic benefits of a number of SARs equal to eighty percent (80%) of the SARs; and (v) as of February 1, 2003, the Employee shall have the right to retain the economic benefits of a number of SARs equal to one hundred percent (100%) of the SARs; provided, however, that upon occurrence of a Qualification Event, a number of SARs equal to one hundred percent (100%) of the SARs shall immediately be Qualified SARs. No SARs shall vest subsequent to the earlier of a Qualification Event or February 1, 2003.

               b. Cancellation and Early Exercise in the Event of Death,
                  ------------------------------------------------------
Termination by a USI Company for Disability or Other than for Cause or
----------------------------------------------------------------------
Termination by Employee. In the event that the Employee's employment shall be
-----------------------
terminated by death, by Employer for Disability or other than for Cause, or by Employee for any reason, the Exercise Date with respect to any Qualified SARs shall be the effective date of such termination, and any Unqualified SARs at such date shall be cancelled.

               c. Cancellation in the Event of Termination by Employer for
                  --------------------------------------------------------
Cause. In the event that the Employee's employment shall be terminated by
-----
Employer for Cause, the SARs (whether or not Qualified) shall be cancelled.

               d. In the event of any Exercise Date determined under the provisions

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of this Section 6, the SARs shall be exercised and the Company shall settle the
SARs in accordance with Section 2(c)(iii) of this Agreement. In the event of any cancellation of SARs pursuant to this Section 6, such SARs shall be deemed cancelled as of the effective date of the event giving rise to such cancellation, and such SARs shall be of no force and effect.

          7. Binding Effect. The provisions of this agreement shall be binding
             --------------
upon and shall inure to the benefit of the parties hereto and the heirs, legal representatives, successors and assigns of the parties hereto. No transfer of any SARs shall be valid, except by will or by the laws of descent and distribution.

          8. Adjustments. In the event that any dividend, recapitalization,
             -----------
share split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects the Common Stock to which each SAR relates, and the Company determines that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of the Employee hereunder, then the Company shall make such equitable changes or adjustments as it deems appropriate and adjust, in such manner as it may deem equitable, (i) the number and kind of shares issued or issuable in respect of the SAR's, and/or (ii) the Base Reference Value relating to each SAR.

          9. Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
             --------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

          10. Invalidity of Provisions. The invalidity or unenforceability of
              ------------------------
any provision of this agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this agreement in that jurisdiction or the validity or enforceability of this agreement, including that provision, in any other jurisdiction.

          11. Headings; Execution in Counterparts. The headings and captions
              -----------------------------------
contained herein are for convenience of reference only and shall not control or affect the meaning or construction of any provision hereof. This agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall constitute but one and the same instrument.

          12. Notices. All notices and other communications provided for herein
              -------
shall be dated and in writing and shall be deemed to have been duly given when delivered, if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid and when received if delivered otherwise, to the party to whom it is directed:

               If to the Company, to it at the following address:

               General Counsel
               USI Insurance Services Corp.
               50 California Street, 24th Floor
               San Francisco, CA 94111

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               With a copy to:
               USI Insurance Services Corp.
               50 California Street, 24th Floor
               San Francisco, CA 94111

               If to the Employee, to him or her at the address listed on the signature page, or at such other address as such party shall have specified by notice in writing to the other party in accordance with this Section 12.

          13. Amendment. This agreement may not be amended, modified or
              ---------
supplemented and no waivers of or consents to departures from the provisions hereof may be given unless consented to in writing by the Employee, on the one hand, and the Company on the other hand. Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

          14. Third Party Beneficiaries. Nothing expressed or implied in this
              -------------------------
agreement is intended or shall be construed to confer upon or give to any third party any rights or remedies against any party hereto.

          IN WITNESS WHEREOF, the Employee and the Company have executed this agreement as of the date first above written.

                                                     U.S.I. HOLDINGS CORPORATION


                                                 By:
                                                     ---------------------------
                                                     Name: David Eslick
                                                     Title: President & CEO


                                                     ---------------------------
                                                     NAME

                                                     Registered address:

                                                     ---------------------------

                                                     ---------------------------

          I, as the Employee's spouse, also agree to be bound by the terms and conditions of this Agreement.


                                                 By:
                                                     ---------------------------
                                                     Employee's Spouse

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